Discontinued Operations (Balance Sheet Information of Discontinued Operations) (Details) - Changyou [Member] - Shanghai Jingmao Culture Communication Co., Ltd. ("Shanghai Jingmao") and its affiliate [Member]
$ in Thousands
Dec. 31, 2018 USD ($)
Assets
Cash and cash equivalents	$ 229
Restricted cash	2,435
Accounts receivable, net	16,761
Prepaid and other current assets	14,899
Total current assets associated with discontinued operations	34,324
Fixed assets, net	351
Intangible assets, net	47
Total non-current assets associated with discontinued operations	398
Total assets associated with discontinued operations	34,722
Liabilities
Payable to Changyou	72,319
Accounts payable	9,210
Receipts in advance and deferred revenue	4,378
Accrued salary and benefits	4,888
Accrued liabilities to suppliers	9,632
Tax payables	496
Other short-term liabilities	182
Total current liabilities associated with discontinued operations	101,105
Total liabilities associated with discontinued operations	$ 101,105